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                                                                     EX-99.B9CI

                              AMENDMENT NO. 1 TO
                                  SCHEDULE A
                          TO DELAWARE GROUP OF FUNDS*
                           FUND ACCOUNTING AGREEMENT


Delaware Group Cash Reserve, Inc.

Delaware Group Decatur Fund, Inc.

                  Decatur Income Fund
                  Decatur Total Return Fund

Delaware Group Delaware Fund, Inc.

                  Delaware Fund
                  Devon Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Tax-Free Fund, Inc.

                  Tax-Free USA Fund
                  Tax-Free Insured Fund
                  Tax-Free USA Intermediate Fund

Delaware Group Limited-Term Government Funds, Inc.

                  Limited-Term Government Fund
                  U.S. Government Money Fund

Delaware Group Trend Fund, Inc.

Delaware Group Income Funds, Inc.
                  Delchester Fund
                  Strategic Income Fund (New)

DMC Tax-Free Income Trust - Pennsylvania

*Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

Delaware Group Value Fund, Inc.

Delaware Group Global & International Funds, Inc.


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             International Equity Fund
             Global Bond Fund
             Global Assets Fund
             Emerging Markets Fund (New)


Delaware Group DelCap Fund, Inc.

Delaware Pooled Trust, Inc.

            The Defensive Equity Portfolio
            The Aggressive Growth Portfolio
            The International Equity Portfolio
            The Defensive Equity Small/Mid-Cap Portfolio (New)
            The Defensive Equity Utility Portfolio (New)
            The Labor Select International Equity Portfolio
            The Real Estate Investment Trust Portfolio
            The Fixed Income Portfolio The Limited-Term Maturity Portfolio
            (New)
            The Global Fixed Income Portfolio
            The International Fixed Income Portfolio (New)
            The High-Yield Bond Portfolio (New)


Delaware Group Premium Fund, Inc.

            Equity/Income Series
            High Yield Series
            Capital Reserves Series
            Money Market Series
            Growth Series
            Multiple Strategy Series
            International Equity Series
            Value Series
            Emerging Growth Series
            Global Bond Series (New)


Delaware Group Government Fund, Inc.

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Delaware Group Adviser Funds, Inc.

                  Enterprise Fund
                  U.S. Growth Fund
                  World Growth Fund
                  New Pacific Fund
                  Federal Bond Fund
                  Corporate Income Fund

Dated as of: September 30, 1996



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DELAWARE SERVICE COMPANY, INC.

By: /s/David K. Downes
    ------------------------------
    David K. Downes
    Senior Vice President/Chief
    Administrative Officer/Chief
    Financial Officer
                               DELAWARE GROUP CASH RESERVE, INC.
                               DELAWARE GROUP DECATUR FUND, INC.
                               DELAWARE GROUP DELAWARE FUND, INC.
                               DELAWARE GROUP TAX-FREE FUND, INC.
                               DELAWARE GROUP TAX-FREE MONEY
                               FUND,INC.
                               DELAWARE GROUP LIMITED-TERM
                               GOVERNMENT FUNDS, INC.
                               DELAWARE GROUP TREND FUND, INC.
                               DELAWARE GROUP INCOME FUNDS, INC.
                               DMC TAX-FREE INCOME TRUST -
                               PENNSYLVANIA
                               DELAWARE GROUP VALUE FUND, INC.
                               DELAWARE GROUP GLOBAL &
                               INTERNATIONAL FUNDS, INC.
                               DELAWARE GROUP DELCAP FUND, INC.
                               DELAWARE GROUP PREMIUM FUND, INC.
                               DELAWARE GROUP GOVERNMENT FUND, INC.
                               DELAWARE GROUP ADVISER FUNDS, INC.


                                        By:  /s/Wayne A. Stork
                                             -----------------------------
                                             Wayne A. Stork
                                             Chairman, President and
                                             Chief Executive Officer


                                        DELAWARE POOLED TRUST, INC.


                                        By:  /s/Wayne A. Stork
                                             -----------------------------
                                             Wayne A. Stork
                                             Chairman

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